--------------------------------------------------------------------------------
INTERNATIONAL LARGE CAP
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Alliance
International Fund

Annual Report
June 30, 2001

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                          Investment Products Offered
                          ---------------------------
                          o   Are Not FDIC Insured
                          o   May Lose Value
                          o   Are Not Bank Guaranteed
                          ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 24, 2001

Dear Shareholder:

This report contains the performance and market activity for Alliance International Fund (the "Fund") for the annual reporting period ended June 30, 2001.

Investment Objective and Policies

This open-end diversified investment company seeks to provide investors with a total return on its assets from long-term growth of capital and income. The Fund invests principally in marketable securities of established non-U.S. companies, companies participating in foreign economies with prospects of growth, including U.S. companies having their principal activities and interest outside the U.S., and foreign government securities.

Investment Results

The following table provides performance data for the Fund and its benchmark, the Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index and the Fund's peer group, the Lipper International Funds Average, for the six- and 12-month periods ended June 30, 2001.

INVESTMENT RESULTS*
Periods Ended June 30, 2001

                                                       -------------------------
                                                             Total Returns
                                                       -------------------------
                                                       6 Months        12 Months
--------------------------------------------------------------------------------

Alliance International Fund
      Class A                                          -17.71%          -31.81%
--------------------------------------------------------------------------------
      Class B                                          -18.07%          -32.50%
--------------------------------------------------------------------------------
      Class C                                          -18.07%          -32.50%
--------------------------------------------------------------------------------
MSCI EAFE Index                                        -14.75%          -23.63%
--------------------------------------------------------------------------------
Lipper International Funds Average                     -14.25%          -24.02%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2001. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

      The Lipper International Funds Average for the six- and 12-month periods ended June 30, 2001 reflects the performance of 773 and 716 mutual funds, respectively. These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary. An investor cannot invest directly in an index or an average, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.

      Additional investment results appear on pages 6-10.

The 12-month period ended June 30, 2001 has been a difficult and tumultuous time for the world's stock markets. The economic slowdown in the U.S. and a continuing correction in the telecommunications and technology sectors are two major factors that are negatively impacting global stock markets. The MSCI EAFE Index fell by 23.63% and all regions of the world were weak. As measured by their EAFE components, Europe, Japan the Pacific Ex-Japan and North America were down 22.12%, 27.12%, 17.73% and 17.14% and respectively, as measured in U.S. dollars.

It was also a difficult period for the Fund, which underperformed the MSCI EAFE Index by 8.18%. The Fund's performance suffered from poor stock selection as our picks underperformed in all three regions, primarily in Europe. Our continued emphasis on the telecommunications and technology sectors, particularly in Europe, hurt our performance over the 12-month period.

On the other hand, the Fund benefited over the period from an underweight position in Europe and an overweight position in Asia Ex-Japan. Exposure to cash was maintained at somewhat higher levels than normal over the past 12 months, which also helped our performance, on average.

Portfolio Overview

Although it was a distinctly difficult period for the world's stock markets, it was a particularly weak period for dollar-based investors as the dollar strengthened against most currencies. The dollar rose by 13.25% against the euro and 17.88% against the yen over the period. In local currency terms, the MSCI EAFE Index was down 17.35%, while Europe was down 17.53%, Asia Ex-Japan was down 11.87% and Japan was down 17.69%.

It was also a tough period for the telecommunications and telecommunications equipment sectors globally,


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2 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

particularly in Europe. As a result, our European holdings in these sectors were a significant drag on the Fund's return. The European telecommunications sector is suffering from excessive levels of debt, high cost of third generation licenses and the associated capital expenditures necessary for the infrastructure build-out, as well as a slowdown in its top-line growth. As a consequence, telecommunications equipment companies, such as Alcatel, Nokia and Ericsson, have all experienced a significant slowdown in sales and disappointing earnings. The Fund's portfolio held significant positions in these stocks over the 12-month period, which also hurt our performance. The Fund's underperformance over the period was also impacted by weak performance from Dutch cable operator United Pan-European Communications NV. This company's weak performance was prompted by concerns as to whether it can meet its financing needs.

Weak earnings and estimate downgrades in the technology sector resulted in generally poor performance for this sector over the last 12 months. However, over the most recent six-month period, technology stocks in Japan and Asia Ex-Japan have generally performed well. The Japanese consumer electronics company Canon, Inc. has been a big contributor to our return over the most recent six months as it has enjoyed continued positive results and is a beneficiary of the weaker yen. Our holdings in the semiconductor related stocks in Asia are also showing strength.

The past 12 months were generally favorable to the more defensive sectors, such as European banks, insurance and pharmaceutical companies. Fundamentals are still quite good for these sectors and valuations have been attractive. We increased our exposure to those sectors over the period and had strong performance from a variety of European financial stocks such as BNP Paribas, SA, CGNU Plc. and Banco Bilbao Vizcaya Argentaria, SA. Additionally, the portfolio's European pharmaceutical holdings, especially Sanofi-Synthelabo, SA, and AstraZeneca Group Plc., also performed favorably. On the other hand, a downbeat statement from the Japanese pharmaceutical company Yamanouchi Pharmaceutical Co., Ltd. weighed heavily on the pharmaceutical sector in Japan. The Fund's portfolio was negatively impacted by poor performance from both Takeda Chemical Industries and Yamanouchi Pharmaceutical Co., Ltd.

It has not been all good news for the financial sector either. One of our larger holdings in the European insurance sector, Italian insurer Alleanza Assicurazioni, revealed that their reported new business margins had not been reflecting sales costs. This caused an immediate mark-down in the price and value of this stock and, as a consequence, it was one of our worst performers over the last three months. Furthermore, market sensitive financials, such as Swedish insurer Skandia Forsakrings AB, have been poor performers over the period. Additionally, the recent crisis in Argentina has undermined confidence in financial com-


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

panies with emerging markets exposures.

The past 12 months witnessed a big increase in oil prices, which has been positive for oil stocks. In turn, we enjoyed good performance from TotalFinaElf and BP Plc. However, oil prices have softened recently in the face of weaker demand and, while this is a positive for economic activity, it has negatively impacted our holdings in the oil sector.

The last six months have been a particularly positive period for China, which is enjoying good growth, high liquidity and an expanding consumer sector. It also benefited from positive sentiment over its bid for the Olympic games in Beijing. Chinese equities were up 17% in the second quarter of 2001. Our holding in the Chinese infrastructure company Beijing Enterprises Holdings, Ltd. was a significant contributor to our performance over the 12-month period due to a sharp rally in this stock over the past six months.

Market Outlook

The U.S. economic slowdown has undermined world growth. The accompanying decline in corporate earnings has been severe and has led to declining stock markets and exceptional volatility. The area of greatest slowdown has been corporate investments, and spending on technology has suffered as a consequence. On the contrary, we have seen monetary conditions ease significantly as a result of the U.S. Federal Reserve bank's easing initiative.

Recent data coming out of the U.S. provides some hope that the U.S. economy is close to reaching a bottom and, from an optimistic perspective, we may see growth pick up again early next year. Furthermore, the necessary inventory adjustment is well underway and activity should pick up again as a result.

We think we are near the bottom of the cycle of downward earnings adjustments and downgrades in the technology sector. Thus, we expect an improvement in sentiment for the sector as a whole. Moreover, we expect the trend toward outsourcing to continue, which will benefit software companies and a variety of technology stocks in Asia. We think that the worldwide rout in the telecommunications sector has been overdone with this sector having been sold off globally without regard to individual company fundamentals. Again, we find many telecommunications stocks in Asia that are not suffering from the blight in Europe. Their fundamentals look solid, they are still enjoying strong growth and they are very attractively priced.

We continue to maintain an overweight position in Asia with an emphasis on the telecommunications and technology sectors. Our posture in Europe is still somewhat defensive as we expect further structural weakness. We think that the European financial sector continues to be well positioned for further growth. We are not overly concerned about emerging market exposures and have been using price weakness to add


--------------------------------------------------------------------------------
4 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

to positions.

Thank you for your interest and investment in Alliance International Fund. We look forward to reporting our continued progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Edward D. Baker
Edward D. Baker
Vice President

[PHOTO] John D. Carifa

[PHOTO] Edward D. Baker

Edward D. Baker, Portfolio Manager, has 26 years of investment experience.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
GROWTH OF A $10,000 INVESTMENT
6/30/91 TO 6/30/01

[The following table was represented as a mountain chart in the printed material.]

                            Alliance                                Lipper
                          International        MSCI EAFE         International
                              Fund               Index           Funds Average
-------------------------------------------------------------------------------
    6/30/91                  $9,576             $10,000             $10,000
    6/30/92                 $10,296              $9,969             $11,175
    6/30/93                 $11,105             $12,032             $11,925
    6/30/94                 $13,180             $14,115             $14,480
    6/30/95                 $13,257             $14,390             $14,968
    6/30/96                 $15,357             $16,350             $17,291
    6/30/97                 $16,785             $18,502             $20,482
    6/30/98                 $17,924             $19,683             $22,561
    6/30/99                 $17,216             $21,242             $23,270
    6/30/00                 $22,240             $24,947             $28,412
    6/30/01                 $15,165             $19,053             $21,665

Lipper International Funds Average:     $21,665

MSCI EAFE Index:                        $19,053

Alliance International Fund Class A:    $15,165

This chart illustrates the total value of an assumed $10,000 investment in Alliance International Fund Class A shares (from 6/30/91 to 6/30/01) as compared to the performance of an appropriate broad-based index and the Lipper International Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

The Lipper International Funds Average reflects performance of 55 funds (based on the number of funds in the average from 6/30/91 to 6/30/01). These funds have generally similar investment objectives to Alliance International Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance International Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE INTERNATIONAL FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE INTERNATIONAL FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                              [BAR CHART OMITTED]

             Alliance International Fund--Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                            Alliance International Fund          MSCI EAFE Index
--------------------------------------------------------------------------------
       6/30/92                          7.52%                        -0.31%
       6/30/93                          7.86%                        20.70%
       6/30/94                         18.68%                        17.30%
       6/30/95                          0.59%                         1.95%
       6/30/96                         15.84%                        13.62%
       6/30/97                          9.30%                        13.16%
       6/30/98                          6.79%                         6.38%
       6/30/99                         -3.95%                         7.92%
       6/30/00                         29.18%                        17.44%
       6/30/01                        -31.81%                       -23.63%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during the period.

The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East
(EAFE) Index is an unmanaged, market capitalization-weighted index that measures stock performance in 20 countries in Europe, Australasia and the Far East.

An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance International Fund.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
June 30, 2001

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $128.4
6/25/81                 Median Market Capitalization ($mil): $32,577
Class B Shares
9/17/90
Class C Shares
5/3/93

COUNTRY BREAKDOWN

    26.5% Japan
    19.2% United Kingdom
    13.4% France
     7.0% Italy
     6.5% Hong Kong
     4.2% Spain
     3.3% Taiwan
     3.0% South Korea                   [PIE CHART OMITTED]
     2.2% Finland
     2.2% Ireland
     2.1% Netherlands
     1.4% Switzerland
     1.3% Belgium
     0.8% Sweden
     0.4% India

     6.5% Short-Term

All data as of June 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE INTERNATIONAL FUND

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

SECTOR BREAKDOWN

     23.4% Finance
     16.6% Consumer Services
     15.9% Technology
     13.2% Health Care
      6.3% Energy
      5.0% Consumer Staples             [PIE CHART OMITTED]
      4.4% Consumer Manufacturing
      4.4% Multi-Industry
      2.4% Basic Industries
      1.0% Capital Goods
      0.9% Utilities

      6.5% Short-Term

All data as of June 30, 2001. The Fund's country and sector breakdowns are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                                 ALLIANCE INTERNATIONAL FUND o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2001

Class A Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
                        1 Year             -31.81%                  -34.70%
                       5 Years              -0.25%                   -1.11%
                      10 Years               4.70%                    4.25%

Class B Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
                        1 Year             -32.50%                  -34.59%
                       5 Years              -1.05%                   -1.05%
                      10 Years               4.02%                    4.02%

Class C Shares
--------------------------------------------------------------------------------
                                    Without Sales Charge       With Sales Charge
                        1 Year             -32.50%                  -33.02%
                       5 Years              -1.07%                   -1.07%
               Since Inception*              2.91%                    2.91%

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Substantially, all of the Fund's assets will be invested in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

* Inception Dates: 5/3/93, Class C.


--------------------------------------------------------------------------------
10 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            TEN LARGEST HOLDINGS
                                                            --------------------

TEN LARGEST HOLDINGS
June 30, 2001

                                                                      Percent of
Company                                           U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
CGNU Plc.--As the holding company for the
   merged interests of the CGU and Norwich
   Union, provides all classes of general and
   life assurance, including fire, motor,
   marine, aviation and transport insurance.
   The company also supplies a variety of
   financial services, including unit trusts,
   stockbroking, private client insurance and
   equity plans.                                  $ 5,479,489            4.3%
--------------------------------------------------------------------------------
BNP Paribas, SA--Attracts deposits and
   offers banking services. The bank offers
   consumer, mortgage, commercial and
   industrial loans, foreign exchange
   services, discount securities brokerage
   services, lease financing, factoring,
   international trade financing, private
   banking services and life insurance. It
   also advises on mergers and acquisitions,
   capital restructuring and privatizations.        5,243,876            4.1
--------------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.--
   Manufactures and sells pharmaceuticals,
   food supplements and chemical products
   like polyurethane. The company produces
   food, agrochemicals and
   environment-related products, such as
   pollution detectors. The company
   researches, develops and promotes the
   products through its related companies in
   the US, Europe and Asia.                         4,510,724            3.5
--------------------------------------------------------------------------------
Alleanza Assicurazioni--Provides insurance
   coverage in Italy and other European
   countries. The company specializes in life
   insurance. It also advises through
   subsidiaries that offer financial services
   including pension plans, investment funds,
   mortgages, securities brokerage, loans and
   real estate investments.                         4,387,580            3.4
--------------------------------------------------------------------------------
AstraZeneca Group Plc.--A holding company
   which, through its subsidiaries,
   researches, manufactures and sells
   pharmaceutical and medical products. The
   group focuses its operations on seven
   therapeutic areas: Gastrointestinal,
   Cardiovascular, Oncology, Respiratory,
   Central Nervous System, Pain Control, and
   Anesthesia/Infection.                            4,175,459            3.3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 11

--------------------
TEN LARGEST HOLDINGS
--------------------

                                                                      Percent of
Company                                           U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Banco Bilbao Vizcaya Argentaria, SA--
   Attracts deposits and offers retail,
   wholesale and investment banking services.
   The bank offers consumer and mortgage
   loans, private banking, asset management
   and securities brokerage services in
   Europe and Latin America.                      $ 4,026,028            3.1%
--------------------------------------------------------------------------------
Canon, Inc.--Manufactures office automation
   equipment, cameras and video devices. The
   company's products include color laser and
   high speed copiers, mid-range copiers,
   printers, 35mm cameras, broadcasting
   lenses and other optical instruments. The
   company also manufactures and markets
   medical equipment and aligners for
   semiconductor manufacturing equipment.           3,838,845            3.0
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA--Manufactures health
   care products and medical and surgical
   equipment. The company produces
   prescription and generic pharmaceuticals.
   The company also produces over-the-counter
   remedies, pacemakers, defibrillators, and
   monitoring systems.                              3,388,553            2.6
--------------------------------------------------------------------------------
TotalFinaElf--Explores for, produces,
   refines, transports and markets oil and
   natural gas. The company also operates a
   chemical division which produces rubber,
   paint, ink, adhesives and resins as well
   as total gasoline filling stations
   throughout Europe, the United States and
   Africa.                                          3,287,959            2.6
--------------------------------------------------------------------------------
Beijing Enterprises Holdings, Ltd.--Through
   its subsidiaries, produces, distributes
   and sells consumer products including
   beer, dairy and other food products. The
   company also operates in the retail,
   expressway, hotel, tourism and water
   treatment businesses, as well as develops
   properties.                                      3,215,724            2.5
--------------------------------------------------------------------------------
                                                  $41,554,237           32.4%


--------------------------------------------------------------------------------
12 o ALLIANCE INTERNATIONAL FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
June 30, 2001

                                                                      Percent of
                                                  U.S. $ Value        Net Assets
--------------------------------------------------------------------------------
Basic Industries                                 $  2,974,384             2.3%
--------------------------------------------------------------------------------
Capital Goods                                       1,244,400             1.0
--------------------------------------------------------------------------------
Consumer Manufacturing                              5,609,166             4.4
--------------------------------------------------------------------------------
Consumer Services                                  20,879,469            16.3
--------------------------------------------------------------------------------
Consumer Staples                                    6,252,697             4.9
--------------------------------------------------------------------------------
Energy                                              8,002,782             6.2
--------------------------------------------------------------------------------
Finance                                            29,449,776            22.9
--------------------------------------------------------------------------------
Healthcare                                         16,624,858            12.9
--------------------------------------------------------------------------------
Multi-Industry                                      5,487,417             4.3
--------------------------------------------------------------------------------
Technology                                         20,009,227            15.6
--------------------------------------------------------------------------------
Utilities                                           1,204,132             0.9
--------------------------------------------------------------------------------
Total Investments*                                117,738,308            91.7
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities           10,627,279             8.3
--------------------------------------------------------------------------------
Net Assets                                       $128,365,587           100.0%
--------------------------------------------------------------------------------

* Excludes short-term obligations.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2001

Company                                                    Shares   U.S. $ Value
--------------------------------------------------------------------------------
Common Stocks-91.7%

Belgium-1.3%
Interbrew(a) .....................................         63,000   $  1,686,904
                                                                    ------------

Finland-2.1%
Nokia AB OYJ Corp. Series A ......................        121,340      2,752,423
                                                                    ------------

France-13.2%
Alcatel ..........................................         80,480      1,684,410
BNP Paribas, SA ..................................         60,200      5,243,876
Carrefour, SA ....................................         26,610      1,409,249
Sanofi-Synthelabo, SA ............................         51,600      3,388,553
ST Microelectronics NV ...........................         54,900      1,907,300
TotalFinaElf .....................................         23,460      3,287,959
                                                                    ------------
                                                                      16,921,347
                                                                    ------------
Hong Kong-6.4%
Beijing Enterprises Holdings, Ltd. ...............      2,508,200      3,215,724
China Mobile (Hong Kong), Ltd. (ADR)(a) ..........        513,000      2,703,185
Hutchison Whampoa, Ltd. ..........................        225,000      2,271,693
                                                                    ------------
                                                                       8,190,602
                                                                    ------------
India-0.4%
Satyam Computer Services, Ltd. (ADR) .............         61,600        537,768
                                                                    ------------

Ireland-2.2%
CRH Plc. .........................................        164,038      2,793,852
                                                                    ------------

Italy-6.9%
Alleanza Assicurazioni ...........................        415,570      4,387,580
ENI SpA ..........................................        130,000      1,586,239
San Paolo - IMI SpA ..............................        223,000      2,860,840
                                                                    ------------
                                                                       8,834,659
                                                                    ------------
Japan-26.0%
Bank of Fukuoka, Ltd. ............................        386,000      1,733,093
Banyu Pharmaceutical Co., Ltd. ...................         69,000      1,264,101
Canon, Inc. ......................................         95,000      3,838,845
Fast Retailing Co., Ltd. .........................         13,200      2,296,572
Honda Motor Co., Ltd. ............................         25,000      1,098,417
Hoya Corp. .......................................         36,000      2,280,217
KAO Corp. ........................................        127,000      3,156,544
Mizuho Holdings, Inc. ............................            273      1,269,513
Nomura Securities Co., Ltd. ......................         87,000      1,667,108
NTT DoCoMo, Inc. .................................            177      3,079,495
Sankyo Co., Ltd. .................................         38,300      1,062,481
Shin-Etsu Chemical Co., Ltd. .....................         81,000      2,974,384
Suzuki Motor Corp. ...............................        129,000      1,716,897
Takeda Chemical Industries, Ltd. .................         97,000      4,510,724
Yamanouchi Pharmaceutical Co., Ltd. ..............         49,000      1,375,025
                                                                    ------------
                                                                      33,323,416
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCE INTERNATIONAL FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                        Shares or
                                                        Principal
                                                           Amount
Company                                                     (000)   U.S. $ Value
--------------------------------------------------------------------------------

Netherlands-2.0%
Koninklijke Philips Electronics NV ...............         82,827   $  2,197,444
United Pan-Europe Communications NV(a) ...........        159,170        404,618
                                                                    ------------
                                                                       2,602,062
                                                                    ------------
South Korea-2.9%
Samsung Electronics (GDR)(b) .....................         24,900      1,953,405
SK Telecom Co., Ltd. .............................         12,200      1,796,463
                                                                    ------------
                                                                       3,749,868
                                                                    ------------
Spain-4.1%
Banco Bilbao Vizcaya Argentaria, SA ..............        310,950      4,026,028
Telefonica, SA ...................................         97,600      1,204,132
                                                                    ------------
                                                                       5,230,160
                                                                    ------------
Sweden-0.8%
Skandia Forsakrings AB ...........................        113,000      1,039,080
                                                                    ------------

Switzerland-1.3%
Credit Suisse Group ..............................         10,600      1,743,169
                                                                    ------------

Taiwan-3.2%
Hon Hai Precision Industry Co., Ltd. (GDR) .......        102,000      1,244,400
Taiwan Semiconductor Manufacturing
   Co., Ltd.(a) ..................................      1,537,200      2,857,415
                                                                    ------------
                                                                       4,101,815
                                                                    ------------
United Kingdom-18.9%
AstraZeneca Group Plc ............................         89,480      4,175,459
BP Plc ...........................................        380,020      3,128,584
British Sky Broadcasting Group Plc.(a) ...........        197,770      1,905,344
CGNU Plc. ........................................        395,758      5,479,489
Dixons Group Plc. ................................        697,210      2,288,107
GlaxoSmithKline Plc. .............................         67,838      1,910,996
Reuters Group Plc. ...............................        188,770      2,454,096
Vodafone Group Plc. ..............................      1,302,346      2,889,108
                                                                    ------------
                                                                      24,231,183
                                                                    ------------
Total Common Stocks
   (cost $140,758,129) ...........................                   117,738,308
                                                                    ------------
Short-Term Investment-6.4%
Time Deposit-6.4%
Societe Generale
   4.00%, 7/02/01
   (cost $8,200,000) .............................         $8,200      8,200,000
                                                                    ------------
Total Investments-98.1%
   (cost $148,958,129) ...........................                   125,938,308
Other assets less liabilities-1.9% ...............                     2,427,279
                                                                    ------------
NET ASSETS-100% ..................................                  $128,365,587
                                                                    ============


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

(a) Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, this security amounted to $1,953,405 or 1.5% of net assets.

    Glossary of Terms:

    ADR - American Depositary Receipt.

    GDR - Global Depositary Receipt.

    See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE INTERNATIONAL FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2001

Assets
Investments in securities, at value (cost $148,958,129) .......   $ 125,938,308
Cash ..........................................................          15,590
Foreign cash, at value (cost $57,335) .........................          57,364
Receivable for shares of beneficial interest sold .............       4,624,032
Dividends and interest receivable .............................         267,310
                                                                  -------------
Total assets ..................................................     130,902,604
                                                                  -------------
Liabilities
Payable for shares of benefical interest redeemed .............       1,960,660
Advisory fee payable ..........................................         266,309
Distribution fee payable ......................................          59,260
Accrued expenses ..............................................         250,788
                                                                  -------------
Total liabilities .............................................       2,537,017
                                                                  -------------
Net Assets ....................................................   $ 128,365,587
                                                                  =============
Composition of Net Assets
Shares of beneficial interest, at par .........................   $     126,810
Additional paid-in capital ....................................     157,904,632
Distributions in excess of net investment income ..............      (2,001,764)
Accumulated net realized loss on investments
   and foreign currency transactions ..........................      (4,623,592)
Net unrealized depreciation of investments and foreign
   currency denominated assets and liabilities ................     (23,040,499)
                                                                  -------------
                                                                  $ 128,365,587
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($66,330,678 / 6,235,468 shares of beneficial interest
   issued and outstanding) ....................................          $10.64
Sales charge--4.25% of public offering price ..................             .47
                                                                         ------
Maximum offering price ........................................          $11.11
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($41,538,053 / 4,364,911 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.52
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($14,225,119 / 1,494,582 shares of beneficial interest
   issued and outstanding) ....................................          $ 9.52
                                                                         ======
Advisor Class Shares
Net asset value, redemption, and offering price per share
   ($6,271,737 / 586,063 shares of beneficial interest
   issued and outstanding) ....................................          $10.70
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2001

Investment Income
Dividends (net of foreign taxes withheld
   of $233,511) ..................................... $1,764,138
Interest ............................................    434,810   $  2,198,948
                                                      ----------
Expenses
Advisory fee ........................................  1,454,133
Distribution fee - Class A ..........................    198,206
Distribution fee - Class B ..........................    531,188
Distribution fee - Class C ..........................    164,236
Transfer agency .....................................    595,502
Custodian ...........................................    247,747
Administrative ......................................    135,000
Audit and legal .....................................     89,994
Printing ............................................     89,538
Registration ........................................     63,601
Trustees' fees ......................................     37,800
Miscellaneous .......................................     34,499
                                                      ----------
Total expenses ......................................  3,641,444
Less: expenses waived by Adviser
   (See Note B) .....................................   (218,120)
Less: expense offset arrangement
   (See Note B) .....................................    (17,901)
                                                      ----------
Net expenses ........................................                 3,405,423
                                                                   ------------
Net investment loss .................................                (1,206,475)
                                                                   ------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment transactions ........                (1,708,229)
Net realized loss on foreign currency transactions ..                  (795,289)
Net change in unrealized
   appreciation/depreciation of:
   Investments ......................................               (53,667,027)
   Foreign currency denominated assets
      and liabilities ...............................                   283,094
                                                                   ------------
Net loss on investments and foreign
   currency transactions ............................               (55,887,451)
                                                                   ------------
Net Decrease in Net Assets from
   Operations .......................................              $(57,093,926)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE INTERNATIONAL FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                    Year Ended      Year Ended
                                                     June 30,        June 30,
                                                       2001            2000
                                                  =============   =============
Increase (Decrease) in Net Assets
from Operations
Net investment loss ............................  $  (1,206,475)  $    (963,498)
Net realized gain (loss) on investments
   and foreign currency transactions ...........     (2,503,518)     38,079,666
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ..........    (53,383,933)     16,116,710
                                                  -------------   -------------
Net increase (decrease) in net assets
   from operations .............................    (57,093,926)     53,232,878
Distributions to Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A .....................................    (15,883,069)     (6,103,573)
   Class B .....................................    (11,960,420)     (4,123,311)
   Class C .....................................     (4,000,454)     (1,251,908)
   Advisor Class ...............................     (1,645,486)     (1,631,168)
Distributions in excess of net realized gain on
   investments and foreign currency transactions
   Class A .....................................       (675,621)             -0-
   Class B .....................................       (508,763)             -0-
   Class C .....................................       (170,168)             -0-
   Advisor Class ...............................        (69,994)             -0-
Transactions in Shares of Beneficial Interest
Net increase (decrease) ........................     16,640,143     (21,241,596)
                                                  -------------   -------------
Total increase (decrease) ......................    (75,367,758)     18,881,322
Net Assets
Beginning of period ............................    203,733,345     184,852,023
                                                  -------------   -------------
End of period ..................................  $ 128,365,587   $ 203,733,345
                                                  =============   =============


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2001

NOTE A

Significant Accounting Policies

Alliance International Fund (the "Fund"), which is a Massachusetts business trust, is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a


--------------------------------------------------------------------------------
20 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

During the current fiscal year, permanent differences, primarily due to tax reclassification of losses and reclassification of foreign currency gains and losses, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions, a net increase in additional paid-in-capital and a corresponding increase in accumulated net investment loss. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a fee at a quarterly rate equal to 1/4 of 1% (approximately 1% on an annual basis) of quarter end net assets up to $500 million and 3/16 of 1% (approximately .75% on an annual basis) of quarter end net assets in excess of $500 million. The Adviser has agreed to waive that portion of its advisory fee on the first $500 million of the quarter end net assets in excess of the annualized rate of .85 of 1%. For the year ended June 30, 2001, such waiver amounted to $218,120. Pursuant to the advisory agreement, the Fund paid $135,000 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended June 30, 2001.

The Fund compensates Alliance Global Investor Services, Inc. (formerly, Alliance Fund Services, Inc.), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $467,921 for the year ended June 30, 2001.

For the year ended June 30, 2001, the Fund's expenses were reduced by $17,901 under an expense offset arrangement with Alliance Global Investors Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $193,606 from the sale of Class A shares and $7,230, $63,882 and $12,064 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2001.

Brokerage commissions paid on investment transactions for the year ended June 30, 2001, amounted to $606,781. For the period from July 1, 2000 to October 31, 2000, no commission was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser (whose affiliation ended on November 2, 2000), nor to DLJ directly. Effective October 2, 2000, Sanford C. Bernstein & Co. LLC ("SCB") became an affiliate of the Adviser. For the period from October 2, 2000 to June 30, 2001, no brokerage commission was paid to SCB directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement")


--------------------------------------------------------------------------------
22 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $2,509,953 and $1,104,847 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $153,581,326 and $123,573,285, respectively, for the year ended June 30, 2001. There were no purchases or sales of U.S. government or government agency obligations for the year ended June 30, 2001.

At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $2,500,386 and gross unrealized depreciation of investments was $25,520,207 resulting in net unrealized depreciation of $23,019,821 excluding foreign currency transactions.

Capital losses incurred after October 31 ("post October losses") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year.

The Fund incurred and will elect to defer net capital losses of $6,843,705 during fiscal year 2001. These carryover losses may be used to offset future capital gains. To the extent they are so used, future capital gains will not be distributed to shareholders until they exceed available capital loss carryovers.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss on foreign currency transactions. Fluctuations in


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

the value of open forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets having a value equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

At June 30, 2001, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE E

Shares of Beneficial Interest

There is an unlimited number of $.01 par value shares of beneficial interest authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Transactions in shares of beneficial interest were as follows:

                      -------------------------------     -------------------------------
                                  Shares                               Amount
                      -------------------------------     -------------------------------
                         Year Ended        Year Ended        Year Ended        Year Ended
                      June 30, 2001     June 30, 2000     June 30, 2001     June 30, 2000
                      -------------------------------------------------------------------
Class A
Shares sold              28,514,217        12,749,359     $ 370,584,026     $ 236,797,113
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions          1,075,401           306,141        14,163,030         5,394,203
-----------------------------------------------------------------------------------------
Shares converted
   from Class B             110,084           143,347         1,539,809         2,707,632
-----------------------------------------------------------------------------------------
Shares redeemed         (27,968,567)      (13,515,156)     (365,853,261)     (254,640,862)
-----------------------------------------------------------------------------------------
Net increase
   (decrease)             1,731,135          (316,309)    $  20,433,604     $  (9,741,914)
=========================================================================================

Class B
Shares sold               2,116,013         3,213,986     $  26,910,632     $  56,031,947
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            904,962           238,108        10,741,898         3,890,683
-----------------------------------------------------------------------------------------
Shares converted
   to Class A              (121,493)         (154,372)       (1,539,809)       (2,707,632)
-----------------------------------------------------------------------------------------
Shares redeemed          (2,314,873)       (3,186,433)      (29,562,150)      (55,376,290)
-----------------------------------------------------------------------------------------
Net increase                584,609           111,289     $   6,550,571     $   1,838,708
=========================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE INTERNATIONAL FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                      -------------------------------     -------------------------------
                                  Shares                               Amount
                      -------------------------------     -------------------------------
                         Year Ended        Year Ended        Year Ended        Year Ended
                      June 30, 2001     June 30, 2000     June 30, 2001     June 30, 2000
                      -------------------------------------------------------------------
Class C
Shares sold               7,739,511         3,285,870     $  93,284,606     $  57,828,456
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            235,486            69,174         2,795,221         1,130,306
-----------------------------------------------------------------------------------------
Shares redeemed          (7,646,951)       (3,299,755)      (93,068,195)      (58,249,067)
-----------------------------------------------------------------------------------------
Net increase                328,046            55,289     $   3,011,632     $     709,695
=========================================================================================

Advisor Class
Shares sold                 304,045           462,907     $   4,632,285     $   8,897,963
-----------------------------------------------------------------------------------------
Shares issued in
   reinvestment of
   distributions            117,193            92,424         1,553,976         1,629,442
-----------------------------------------------------------------------------------------
Shares redeemed          (1,123,394)       (1,357,873)      (19,541,925)      (24,575,490)
-----------------------------------------------------------------------------------------
Net decrease               (702,156)         (802,542)    $ (13,355,664)    $ (14,048,085)
=========================================================================================

NOTE F

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of United States companies.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended June 30, 2001.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                         ----------------------------------------------------------------
                                                                     Class A
                                         ----------------------------------------------------------------
                                                                Year Ended June 30,
                                         ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                         ----------------------------------------------------------------
Net asset value,
   beginning of period ............      $  19.65      $  16.24      $  18.55      $  18.69      $  18.32
                                         ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income
   (loss)(a).......................          (.06)(b)      (.04)(b)      (.04)(b)      (.01)(b)       .06
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................         (5.53)         4.64          (.75)         1.13          1.51
                                         ----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .....................         (5.59)         4.60          (.79)         1.12          1.57
                                         ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..............            -0-           -0-           -0-           -0-         (.12)
Distributions in excess of net
   investment income ..............            -0-           -0-         (.48)         (.05)           -0-
Distributions from net
   realized gain on
   investments and foreign
   currency transactions ..........         (3.28)        (1.19)        (1.04)        (1.21)        (1.08)
Distributions in excess of net
   realized gain on investments
   and foreign currency
   transactions ...................          (.14)           -0-           -0-           -0-           -0-
                                         ----------------------------------------------------------------
Total dividends and
   distributions ..................         (3.42)        (1.19)        (1.52)        (1.26)        (1.20)
                                         ----------------------------------------------------------------
Net asset value,
   end of period ..................      $  10.64      $  19.65      $  16.24      $  18.55      $  18.69
                                         ================================================================
Total Return
Total investment return based
   on net asset value(c) ..........        (31.81)%       29.18%        (3.95)%        6.79%         9.30%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................      $ 66,331      $ 88,507      $ 78,303      $131,565      $190,173
Ratio to average net assets of:
   Expenses, net of waivers........          1.89%(d)      1.81%(d)      1.80%(d)      1.65%         1.74%(d)
   Expenses, before waivers .......          2.03%         1.95%         1.91%         1.80%         1.74%
   Expenses, before waivers
     excluding interest
     expense ......................          2.03%         1.94%(e)      1.91%         1.80%         1.74%
Net investment income
     (loss) .......................          (.42)%(b)     (.21)%(b)     (.25)%(b)     (.05)%(b)      .31%
Portfolio turnover rate ...........            89%          154%          178%          121%           94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
26 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                         ----------------------------------------------------------------
                                                                     Class B
                                         ----------------------------------------------------------------
                                                                Year Ended June 30,
                                         ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                         ----------------------------------------------------------------
Net asset value,
   beginning of period ............      $  18.16      $  15.19      $  17.41      $  17.71      $  17.45
                                         ----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ............          (.16)(b)      (.17)(b)      (.16)(b)      (.16)(b)      (.09)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................         (5.06)         4.33          (.68)         1.07          1.43
                                         ----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .....................         (5.22)         4.16          (.84)          .91          1.34
                                         ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..............            -0-           -0-         (.34)           -0-           -0-
Distributions from net
   realized gain on
   investments and foreign
   currency transactions ..........         (3.28)        (1.19)        (1.04)        (1.21)        (1.08)
Distributions in excess of net
   realized gain on investments
   and foreign currency
   transactions ...................          (.14)           -0-           -0-           -0-           -0-
                                         ----------------------------------------------------------------
Total dividends and
   distributions ..................         (3.42)        (1.19)        (1.38)        (1.21)        (1.08)
                                         ----------------------------------------------------------------
Net asset value,
   end of period ..................      $   9.52      $  18.16      $  15.19      $  17.41      $  17.71
                                         ================================================================
Total Return
Total investment return based
   on net asset value(c) ..........        (32.50)%       28.27%        (4.56)%        5.92%         8.37%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................      $ 41,538      $ 68,639      $ 55,724      $ 71,370      $ 77,725
Ratio to average net assets of:
   Expenses, net of waivers .......          2.68%(d)      2.60%(d)      2.61%(d)      2.49%         2.58%(d)
   Expenses, before waivers .......          2.82%         2.74%         2.74%         2.64%         2.58%
   Expenses, before waivers
     excluding interest
     expense ......................          2.82%         2.74%(e)      2.74%         2.64%         2.58%
   Net investment loss ............         (1.25)%(b)     (.96)%(b)    (1.02)%(b)     (.90)%(b)     (.51)%
Portfolio turnover rate ...........            89%          154%          178%          121%           94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                         ----------------------------------------------------------------
                                                                     Class C
                                         ----------------------------------------------------------------
                                                                Year Ended June 30,
                                         ----------------------------------------------------------------
                                             2001          2000          1999          1998          1997
                                         ----------------------------------------------------------------
Net asset value,
   beginning of period ............      $  18.16      $  15.19      $  17.42      $  17.73      $  17.46
                                         ----------------------------------------------------------------
Income From Investment
   Operations
Net investment loss(a) ............          (.15)(b)      (.16)(b)      (.16)(b)      (.15)(b)      (.09)
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................         (5.07)         4.32          (.69)         1.05          1.44
                                         ----------------------------------------------------------------
Net increase (decrease) in
   net asset value from
   operations .....................         (5.22)         4.16          (.85)          .90          1.35
                                         ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..............            -0-           -0-         (.34)           -0-           -0-
Distributions from net
   realized gain on
   investments and foreign
   currency transactions ..........         (3.28)        (1.19)        (1.04)        (1.21)        (1.08)
Distributions in excess of net
   realized gain on investments
   and foreign currency
   transactions ...................          (.14)           -0-           -0-           -0-           -0-
                                         ----------------------------------------------------------------
Total dividends and
   distributions ..................         (3.42)        (1.19)        (1.38)        (1.21)        (1.08)
                                         ----------------------------------------------------------------
Net asset value,
   end of period ..................      $   9.52      $  18.16      $  15.19      $  17.42      $  17.73
                                         ================================================================
Total Return
Total investment return based
   on net asset value(c) ..........        (32.50)%       28.27%        (4.62)%        5.85%         8.42%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................      $ 14,225      $ 21,180      $ 16,876      $ 20,428      $ 23,268
Ratio to average net assets of:
   Expenses, net of waivers .......          2.64%(d)      2.57%(d)      2.61%(d)      2.48%         2.56%(d)
   Expenses, before waivers .......          2.78%         2.70%         2.75%         2.63%         2.56%
   Expenses, before waivers
     excluding interest expense ...          2.78%         2.70%(e)      2.75%         2.63%         2.56%
Net investment loss ...............         (1.22)%(b)     (.94)%(b)    (1.02)%(b)     (.90)%(b)     (.51)%
Portfolio turnover rate ...........            89%          154%          178%          121%           94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE INTERNATIONAL FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                         ----------------------------------------------------------------
                                                                  Advisor Class
                                         ----------------------------------------------------------------
                                                                                               October 2,
                                                         Year Ended June 30,                   1996(f) to
                                         --------------------------------------------------      June 30,
                                             2001          2000          1999          1998          1997
                                         ----------------------------------------------------------------
Net asset value,
   beginning of period ............      $  19.72      $  16.24      $  18.54      $  18.67      $  17.96
                                         ----------------------------------------------------------------
Income From Investment
   Operations
Net investment income
   (loss)(a) ......................          (.04)(b)       .01(b)        .01(b)        .02(b)        .16
Net realized and unrealized
   gain (loss) on investments
   and foreign currency
   transactions ...................         (5.56)         4.66          (.75)         1.13          1.78
                                         ----------------------------------------------------------------
Net increase (decrease) in
   net asset value
   from operations ................         (5.60)         4.67          (.74)         1.15          1.94
                                         ----------------------------------------------------------------
Less: Dividends and
   Distributions
Dividends from net
   investment income ..............            -0-           -0-         (.01)         (.02)         (.15)
Distributions in excess of net
   investment income ..............            -0-           -0-         (.51)         (.05)           -0-
Distributions from net
   realized gain on
   investments and foreign
   currency transactions ..........         (3.28)        (1.19)        (1.04)        (1.21)        (1.08)
Distributions in excess of net
   realized gain on investments
   and foreign currency
   transactions ...................          (.14)           -0-           -0-           -0-           -0-
                                         ----------------------------------------------------------------
Total dividends and
   distributions ..................         (3.42)        (1.19)        (1.56)        (1.28)        (1.23)
                                         ----------------------------------------------------------------
Net asset value,
   end of period ..................      $  10.70      $  19.72      $  16.24      $  18.54      $  18.67
                                         ================================================================
Total Return
Total investment return based
   on net asset value(c) ..........        (31.77)%       29.64%        (3.62)%        6.98%        11.57%
Ratios/Supplemental Data
Net assets, end of period
   (000's omitted) ................      $  6,272      $ 25,407      $ 33,949      $ 47,154      $  8,697
Ratio to average net assets of:
   Expenses, net of waivers .......          1.58%(d)      1.55%(d)      1.57%(d)      1.47%         1.69%(d)(g)
   Expenses, before waivers .......          1.72%         1.69%         1.70%         1.62%         1.69%(g)
   Expenses, before waivers
     excluding interest
     expense ......................          1.72%         1.68%(e)      1.70%         1.62%         1.69%(g)
Net investment income
   (loss) .........................          (.32)%(b)      .04%(b)       .04%(b)       .13%(b)      1.47%(g)
Portfolio turnover rate ...........            89%          154%          178%          121%           94%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a) Based on average shares outstanding.

(b) Net of fees waived by Adviser.

(c) Total investment return is calculated assuming an initial investment is made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.

(d) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                                      Year        Year       Year     Period
                                     Ended       Ended      Ended      Ended
                                  June 30,    June 30,   June 30,   June 30,
                                      2001        2000       1999       1997
                            --------------------------------------------------
    Class A                          1.87%       1.79%      1.78%      1.73%
    Class B                          2.67%       2.59%      2.59%      2.58%
    Class C                          2.63%       2.55%      2.59%      2.56%
    Advisor Class                    1.57%       1.53%      1.55%      1.69%

(e) Net of interest expense of .005% on credit facility. (see Note G)

(f) Commencement of distribution.

(g) Annualized.


--------------------------------------------------------------------------------
30 o ALLIANCE INTERNATIONAL FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Alliance International Fund

We have audited the accompanying statement of assets and liabilities of Alliance International Fund, including the portfolio of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance International Fund at June 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 8, 2001

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that $19,818,564 of the capital gain distributions paid by the Fund during the fiscal year June 30, 2001 are subject to maximum tax rates of 20%.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV, which will be sent to you separately in January 2002.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization or market capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a fund's or an investor's investments.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.


--------------------------------------------------------------------------------
32 o ALLIANCE INTERNATIONAL FUND

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

Alliance Capital
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $465 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 36 of the FORTUNE 100 companies and public retirement funds in 41 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by 642 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/01.


--------------------------------------------------------------------------------
                                                Alliance International Fund o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o  Low Minimum Investments

   You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Biotechnology Portfolio, Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Small Cap Growth Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o  Automatic Reinvestment

   You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o  Automatic Investment Program

   Build your investment account by having money automatically transferred from your bank account on a regular basis.

o  Dividend Direction Plans

   You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o  Auto Exchange

   You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o  Systematic Withdrawals

   Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o  E-Statements

   Sign up to view your quarterly account statement on-line, rather than wait to receive paper copies in the mail--it's easy, convenient and saves you time and storage space.

o  A Choice of Purchase Plans

   Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o  Telephone Transaction

   Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o  Alliance Answer: 24-Hour Information

   For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o  The Alliance Advance

   A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Website at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE INTERNATIONAL FUND

                                                                        --------
                                                                        TRUSTEES
                                                                        --------

TRUSTEES

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan Stoga(1)

OFFICERS

Bruce W. Calvert, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Edward Baker, Vice President
Thomas J. Bardong, Vice President
Stephen M. Bunhackers, Vice President
Russell Brody, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

(1) Member of Audit Committee.


--------------------------------------------------------------------------------
                                                ALLIANCE INTERNATIONAL FUND o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Technology Fund
The Alliance Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
The Austria Fund
ACM Government Income Fund
ACM Government Opportunity Fund
The Korean Investment Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
36 o ALLIANCE INTERNATIONAL FUND

Alliance International Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

ALLIANCE CAPITAL [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

INTAR601